UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 30, 2013

Lucas Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3555 Timmons Lane, Suite 1550, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 528-1881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Lucas Energy, Inc. (the “Company”), amends the Company’s Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2013 (the “Original Report”), to include an updated Exhibit 5.1, to reflect the actual filing date of the Company’s Rule 424(b)(5) Prospectus Supplement referenced therein, which was filed with the SEC on September 6, 2013. This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

1.1(1)	Placement Agency Agreement by and between the Company and Euro Pacific Capital, Inc. dated as of August 30, 2013

5.1*	Opinion of The Loev Law Firm, PC

10.1(1)	Form of Securities Purchase Agreement by and between the Company and each investor dated as of September 3, 2013

23.1	Consent of The Loev Law Firm, PC (included in the opinion filed as Exhibit 5.1)

99.1(2)	Press Release dated September 4, 2013

* Filed herewith

(1) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 4, 2013.

(2) Furnished as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 4, 2013.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCAS ENERGY, INC.

By: /s/ Anthony C. Schnur
Name: Anthony C. Schnur
Title: Chief Executive Officer

Date: September 6, 2013

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

1.1(1)	Placement Agency Agreement by and between the Company and Euro Pacific Capital, Inc. dated as of August 30, 2013

5.1*	Opinion of The Loev Law Firm, PC

10.1(1)	Form of Securities Purchase Agreement by and between the Company and each investor dated as of September 3, 2013

23.1	Consent of The Loev Law Firm, PC (included in the opinion filed as Exhibit 5.1)

99.1(2)	Press Release dated September 4, 2013

* Filed herewith.

(1) Filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 4, 2013.

(2) Furnished as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 4, 2013.